UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025 (May 16, 2025)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 16, 2025. At the close of business on March 20, 2025, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 574,498,015 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following ten directors to each serve a one-year term expiring on the date of the 2026 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Sharon Y. Bowen	487,694,430	299,124	1,018,164	30,001,566
Shantella E. Cooper	487,622,628	397,413	991,677	30,001,566
Duriya M. Farooqui	487,677,710	309,606	1,024,402	30,001,566
Lord Hague of Richmond	482,614,818	5,400,342	996,558	30,001,566
Mark F. Mulhern	477,529,013	10,500,034	982,671	30,001,566
Thomas E. Noonan	477,434,450	10,581,534	995,734	30,001,566
Caroline L. Silver	472,413,168	15,607,744	990,806	30,001,566
Jeffrey C. Sprecher	469,385,121	18,647,126	979,471	30,001,566
Judith A. Sprieser	461,171,378	24,618,375	3,221,965	30,001,566
Martha A. Tirinnanzi	487,751,622	237,714	1,022,382	30,001,566

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
457,032,009	27,860,556	4,119,153	30,001,566

3. Approval of the Adoption of Amendments to the Company’s current Certificate of Incorporation to Adopt Voting Limitations for Regulatory Compliance: Our stockholders approved the adoption of amendments to the Company’s current Certificate of Incorporation to adopt voting limitations for regulatory compliance.

For	Against	Abstain	Broker Non-Votes
487,751,664	214,016	1,046,038	30,001,566

4. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
486,814,772	29,196,170	3,002,392

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 21, 2025	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel